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                                   SUPPLEMENT
                       TO THE SCHWABFUNDS(R) PROSPECTUSES
               SCHWAB MARKETTRACK PORTFOLIOS(TM) PROSPECTUS DATED
       APRIL 16, 1998 AND SCHWAB MARKETMANAGER PORTFOLIOS(TM) PROSPECTUS
               DATED FEBRUARY 28, 1998 AS AMENDED APRIL 16, 1998

The following supplements the information in each prospectus. Please read the Statement of Additional Information dated April 30, 1998, as amended October 23, 1998 for more details.

Certain European countries plan to convert to a common "euro" currency beginning January 1, 1999. The value of securities of issuers in those countries may be adversely affected by the conversion as a result of greater fluctuations in currency exchange rates, investor expectations leading up to the conversion and other factors.

Although the Investment Manager is taking steps to minimize the risk that the Funds' operations will be affected by the conversion, it is not possible to identify or eliminate all risk that may affect the smooth operations of the Funds or their performance.